                                                                  Exhibit 23.1


                              STEGMAN & COMPANY


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


         We consent to the incorporation by reference in this Registration Statement on Form S-3 pertaining to Celsion Corporation of our report dated Novmeber 6, 2001 with respect to the financial statements of Celsion Corporation included in its Annual Report on Form 10-K for the year ended September 30, 2001 filed with the Securities and Exchange Commission.


                                                         /s/ Stegman & Company

Baltimore, Maryland
February  8, 2002